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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                August 12, 1998


                         CONNECTICUT WATER SERVICE, INC.
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             (Exact name of registrant as specified in its charter)



                                   Connecticut
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         (State or other jurisdiction of incorporation or organization)


          0-8084                                         06-0739839
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(Commission File Number)                    (IRS Employer Identification Number)



93 West Main Street, Clinton, CT                                    06413-0562
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:               (860) 669-8630
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                                       N/A
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(Former name of former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

            On August 12, 1998, the Board of Directors of Connecticut Water Service, Inc. (the "Company") declared a dividend of one preference share purchase right (a "Right") for each outstanding share of common stock, without par value, of the Company (the "Common Stock"). The dividend is payable on October 11, 1998 (the "Record Date") to the shareholders of record on that date. Subject to certain terms and conditions, each Right shall entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preference Stock, $1 par value (the "Preference Stock"), of the Company at a price of $90 per one one-hundredth of a share of Preference Stock (the "Purchase Price), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of August 12, 1998 as the same may be amended from time to time (the "Rights Agreement"), between the Company and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent").

            Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates together with a copy of the Summary of Rights sent to holders of such Common Stock on the Record Date (the "Summary of Rights").

            The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on October 11, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or
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extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

            The Purchase Price payable, and the number of shares of Preference Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preference Stock, (ii) upon the grant to holders of the Preference Stock of certain rights or warrants to subscribe for or purchase Preference Stock at a price, or securities convertible into Preference Stock with a conversion price, less than the then-current market price of the Preference Stock or (iii) upon the distribution to holders of the Preference Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preference Stock) or of subscription rights or warrants (other than those referred to above).

            The number of outstanding Rights is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, after August 12, 1998 and prior to the Distribution Date; provided, however, that no such adjustment shall be made with respect to any such dividend or subdivision approved by the Board of Directors of the Company on August 12, 1998.

            Shares of Preference Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preference Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preference Stock will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Preference Stock will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preference Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

            Because of the nature of the Preference Stock's dividend, liquidation and voting rights, the value of the one one-hundredth interest in a share of Preference Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

            In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right at the then current exercise price of the Right, that number of shares of Common Stock having a market value of two times the exercise price of the Right.
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            In the event that, after a person or group has become an Acquiring
Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the exercise price of the Right.

            At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Preference Stock (or of a share of a class or series of the Company's preference stock or preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preference Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preference Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preference Stock on the last trading day prior to the date of exercise.

            At any time prior to the earlier of (i) the close of business on the tenth day following the first public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person, subject to extension by the Board, or (ii) the close of business on the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

            Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.
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            A copy of the Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

Exhibit No.                                 Description
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       3          Certificate of Amendment of Certificate of Incorporation With
                  Respect to Series A Junior Participating Preference Stock of the Company.

       4 Rights Agreement, dated as of August 12, 1998, between the Company and State Street Bank and Trust Company, which includes the form of the Certificate of Amendment of Certificate of Incorporation with respect to Series A Junior Participating Preference Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Shares of Preference Stock as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth day after public announcement that a person or group has acquired beneficial ownership of 15% or more of the shares of Common Stock or the tenth business day after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the shares of Common Stock.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONNECTICUT WATER SERVICE, INC.


Date: September 25, 1998              By:/s/ David C. Benoit
                                         ----------------------------------
                                            Name: David C. Benoit
                                            Title: Vice President - Finance
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                                  EXHIBIT INDEX

Exhibit No.                               Description
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       3          Certificate of Amendment of Certificate of Incorporation With
                  Respect to Series A Junior Participating Preference Stock of the Company.

       4 Rights Agreement, dated as of August 12, 1998, between the Company and State Street Bank and Trust Company, which includes the form of the Certificate of Amendment of Certificate of Incorporation with respect to Series A Junior Participating Preference Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Shares of Preference Stock as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth day after public announcement that a person or group has acquired beneficial ownership of 15% or more of the shares of Common Stock or the tenth business day after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the shares of Common Stock.